Exhibit 99.1

PRESS RELEASE	Contact: Billy Freesmeier
July 22, 2025 8:00 AM ET	Chief of Staff
(703) 481-4579

MainStreet Bancshares Inc. Reports Strong Second Quarter Earnings

Net Income Climbs on Net Interest Margin Expansion and Strategic Balance Sheet Management

Fairfax, VA., July 22, 2025 – MainStreet Bancshares, Inc. (Nasdaq: MNSB & MNSBP), the financial holding company for MainStreet Bank, reported a surging net income of $4.6 million and net interest margin of 3.75% for the quarter ended June 30, 2025, an increase of $2.1 million and 45 basis points from the previous quarter respectively. Net interest income expanded $2.8 million to $19.3 million and earnings per common share grew to $0.53 during the same period, outperforming market expectations. The Company continues to report strong asset quality and strong capital.

“The team’s hard work, dedication and focus on our financial performance was proven with this quarter’s results,” said Jeff W. Dick, Chairman and CEO of MainStreet Bancshares, Inc. and MainStreet Bank. “We are resolute in building our core banking franchise.”

"Our commitment to work with our customers is yielding the results we expected,” said Tom Floyd, Chief Lending Officer of MainStreet Bank. “The loan portfolio is in great shape, largely due to our unwavering credit discipline and knowledge of the key players in the community.”

“The loan to deposit ratio remained well utilized at 99%,” said Alex Vari, Chief Financial Officer of MainStreet Bank. “We are focused on strategically managing our deposits, keeping them in lockstep with our loan funding needs. This directly contributed to the growth of our net interest margin.”

The Company maintains an active share repurchase plan in place with approximately $3.1 million in available capacity and continues to evaluate share repurchases as part of the Company’s strategic capital plan.

About MainStreet Bank: MainStreet operates six branches in Herndon, Fairfax, McLean, Leesburg, Clarendon, and Washington, D.C. MainStreet Bank has 55,000 free ATMs and a fully integrated online and mobile banking solution. The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has "put our bank" in thousands of businesses in the metropolitan area.

MainStreet Bank has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction, and commercial real estate. MainStreet also works with the SBA to offer 7A and 504 lending solutions. From sophisticated cash management to enhanced mobile banking and instant-issue Debit Cards, MainStreet Bank is always looking for ways to improve our customer's experience.

MainStreet Bank was the first community bank in the Washington, D.C., metropolitan area to offer a full online business banking solution. MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance. Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties. The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, future impacts of pandemic outbreaks, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel. We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made. In addition, our past results of operations are not necessarily indicative of future performance.

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(In thousands)

	June 30, 2025	March 31, 2025	December 31, 2024*	September 30, 2024	June 30, 2024
ASSETS
Cash and cash equivalents
Cash and due from banks	$20,888	$18,385	$21,351	$15,319	$17,112
Interest-bearing deposits at other financial institutions	85,796	159,582	161,866	191,637	50,495
Federal funds sold	26,600	24,673	24,491	25,158	23,852
Total cash and cash equivalents	133,284	202,640	207,708	232,114	91,459
Investment securities available for sale, at fair value	56,138	55,935	55,747	58,489	57,605
Investment securities held to maturity, at amortized cost, net of allowance for credit losses of $0 for all periods	14,846	15,657	16,078	16,016	16,036
Restricted securities, at amortized cost	7,005	7,005	6,873	6,873	6,749
Loans, net of allowance for credit losses of $19,057, $19,460, $19,450, $18,327, and $17,098, respectively	1,767,432	1,811,789	1,810,556	1,775,558	1,778,840
Premises and equipment, net	16,569	13,020	13,287	13,571	13,787
Accrued interest and other receivables	15,023	9,607	11,311	11,077	11,916
Computer software, net of amortization	—	—	—	18,881	17,205
Bank owned life insurance	40,117	39,809	39,507	39,203	38,901
Other assets	64,367	67,383	67,031	52,817	61,248
Total Assets	$2,114,781	$2,222,845	$2,228,098	$2,224,599	$2,093,746
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$330,045	$345,319	$324,307	$347,575	$314,636
Interest-bearing demand deposits	124,090	106,033	139,780	197,527	179,513
Savings and NOW deposits	116,069	124,049	64,337	61,893	60,867
Money market deposits	463,904	511,925	560,082	451,936	476,396
Time deposits	764,439	820,999	819,288	834,738	723,951
Total deposits	1,798,547	1,908,325	1,907,794	1,893,669	1,755,363
Subordinated debt, net	71,238	72,138	73,039	72,940	72,841
Other liabilities	31,526	32,764	39,274	31,939	40,827
Total Liabilities	1,901,311	2,013,227	2,020,107	1,998,548	1,869,031
Stockholders’ Equity:
Preferred stock	27,263	27,263	27,263	27,263	27,263
Common stock	29,825	29,810	29,466	29,463	29,452
Capital surplus	68,261	67,612	67,823	67,083	66,392
Retained earnings	95,585	92,305	91,150	108,616	109,651
Accumulated other comprehensive loss	(7,464)	(7,372)	(7,711)	(6,374)	(8,043)
Total Stockholders’ Equity	213,470	209,618	207,991	226,051	224,715
Total Liabilities and Stockholders’ Equity	$2,114,781	$2,222,845	$2,228,098	$2,224,599	$2,093,746

*Derived from audited financial statements

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS) INFORMATION

(In thousands, except share and per share data)

	Year-to-Date		Three Months Ended
	June 30, 2025	June 30, 2024	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
INTEREST INCOME:
Interest and fees on loans	$63,554	$62,238	$32,443	$31,111	$31,323	$31,615	$31,655
Interest on investment securities
Taxable securities	851	865	431	420	431	397	430
Tax-exempt securities	530	538	267	263	262	294	268
Interest on interest-bearing deposits at other financial institutions	1,878	1,694	932	946	2,826	1,041	806
Interest on federal funds sold	436	570	213	223	277	244	277
Total interest income	67,249	65,905	34,286	32,963	35,119	33,591	33,436
INTEREST EXPENSE:
Interest on interest-bearing demand deposits	2,052	3,933	1,004	1,048	2,612	2,117	2,118
Interest on savings and NOW deposits	612	347	391	221	201	206	190
Interest on money market deposits	9,983	10,632	4,707	5,276	5,475	5,277	5,542
Interest on time deposits	17,626	17,819	8,595	9,031	10,003	9,543	9,010
Interest on federal funds purchased	65	298	—	65	—	277	191
Interest on Federal Home Loan Bank advances	—	46	—	—	—	—	—
Interest on subordinated debt	1,611	1,640	799	812	787	828	820
Total interest expense	31,949	34,715	15,496	16,453	19,078	18,248	17,871
Net interest income	35,300	31,190	18,790	16,510	16,041	15,343	15,565
Provision for (recovery of) credit losses	(543)	443	(543)	—	3,407	2,913	638
Net interest income after provision for (recovery of) credit losses	35,843	30,747	19,333	16,510	12,634	12,430	14,927
NON-INTEREST INCOME:
Deposit account service charges	1,068	959	538	530	481	557	490
Bank owned life insurance income	610	583	308	302	304	302	291
Gain on retirement of subordinated debt	128	—	68	60	—	—	—
Gain on valuation of equity securities	103	—	103	—	—	—	—
Net loss on securities called or matured	—	(48)	—	—	—	—	(48)
Other non-interest income	96	66	49	47	22	27	31
Total non-interest income	2,005	1,560	1,066	939	807	886	764
NON-INTEREST EXPENSES:
Salaries and employee benefits	16,664	14,972	8,279	8,385	8,253	7,250	7,484
Furniture and equipment expenses	2,157	1,875	1,141	1,016	830	931	940
Advertising and marketing	1,011	1,020	530	481	600	579	566
Occupancy expenses	714	849	318	396	358	407	415
Outside services	2,463	1,614	1,290	1,173	1,168	845	839
Administrative expenses	499	471	270	229	243	215	229
Computer software intangible impairment	—	—	—	—	19,721	—	—
Other operating expenses	5,551	4,515	2,917	2,634	3,258	2,992	2,362
Total non-interest expenses	29,059	25,316	14,745	14,314	34,431	13,219	12,835
Income (loss) before income tax expense (benefit)	8,789	6,991	5,654	3,135	(20,990)	97	2,856
Income tax expense (benefit)	1,746	1,068	1,064	682	(4,823)	(168)	238
Net income (loss)	7,043	5,923	4,590	2,453	(16,167)	265	2,618
Preferred stock dividends	1,078	1,078	539	539	539	539	539
Net income (loss) available to common shareholders	$5,965	$4,845	$4,051	$1,914	$(16,706)	$(274)	$2,079
Earnings (loss) per common share, basic and diluted	$0.78	$0.64	$0.53	$0.25	$(2.20)	$(0.04)	$0.27
Weighted average number of common shares, basic and diluted	7,670,623	7,610,188	7,704,677	7,636,191	7,603,318	7,601,925	7,608,389

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(In thousands)

	June 30, 2025		March 31, 2025		June 30, 2024		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$328,351	18.3%	$344,742	18.8%	$410,698	22.8%	-4.8%	-20.1%
Residential real estate loans	452,458	25.3%	450,728	24.6%	449,700	25.0%	0.4%	0.6%
Commercial real estate loans	911,390	50.9%	933,947	50.9%	845,030	46.9%	-2.4%	7.9%
Commercial and industrial loans	97,699	5.5%	105,180	5.6%	93,559	5.2%	-7.1%	4.4%
Consumer loans	1,075	0.1%	1,331	0.1%	2,232	0.1%	-19.2%	-51.8%
Total Gross Loans	$1,790,973	100.0%	$1,835,928	100.0%	$1,801,219	100.0%	-2.4%	-0.6%
Less: Allowance for credit losses	(19,057)		(19,460)		(17,098)
Net deferred loan fees	(4,484)		(4,679)		(5,281)
Net Loans	$1,767,432		$1,811,789		$1,778,840
DEPOSITS:
Non-interest bearing deposits	$330,045	18.4%	$345,319	18.1%	$314,636	17.9%	-4.4%	4.9%
Interest-bearing deposits:
Demand deposits	124,090	6.9%	106,033	5.6%	179,513	10.2%	17.0%	-30.9%
Savings and NOW deposits	116,069	6.5%	124,049	6.5%	60,867	3.5%	-6.4%	90.7%
Money market deposits	463,904	25.8%	511,925	26.8%	476,396	27.1%	-9.4%	-2.6%
Certificates of deposit $250,000 or more	490,692	27.2%	541,772	28.4%	473,827	27.0%	-9.4%	3.6%
Certificates of deposit less than $250,000	273,747	15.2%	279,227	14.6%	250,124	14.3%	-2.0%	9.4%
Total Deposits	$1,798,547	100.0%	$1,908,325	100.0%	$1,755,363	100.1%	-5.8%	2.5%
BORROWINGS:
Subordinated debt, net	71,238	100.0%	72,138	100.0%	72,841	100.0%	-1.2%	-2.2%
Total Borrowings	$71,238	100.0%	$72,138	100.0%	$72,841		-1.2%	-2.2%
Total Deposits and Borrowings	$1,869,785		$1,980,463		$1,828,204		-5.6%	2.3%

Core customer funding sources (1)	$1,329,804	71.1%	$1,330,390	67.2%	$1,376,991	75.3%	0.0%	-3.4%
Brokered and listing service sources (2)	468,743	25.1%	577,935	29.2%	378,372	20.7%	-18.9%	23.9%
Subordinated debt, net (3)	71,238	3.8%	72,138	3.6%	72,841	4.0%	-1.2%	-2.2%
Total Funding Sources	$1,869,785	100.0%	$1,980,463	100.0%	$1,828,204	100.0%	-5.6%	2.3%

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts.
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts.

Excludes $151.3 million in core deposits placed in reciprocal networks for FDIC insurance coverage that will be classified as brokered deposits on the call report in pursuant to rule 12 CFR 337.6(e) as of June 30, 2025.
(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank.

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the three months ended June 30, 2025			For the three months ended June 30, 2024
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest-earning assets:
Loans (1)(2)	$1,819,307	$32,443	7.15%	$1,782,124	$31,655	7.12%
Securities:
Taxable	52,911	431	3.27%	55,323	430	3.12%
Tax-exempt	35,434	338	3.83%	36,717	339	3.71%
Interest-bearing deposits at other financial institutions	84,353	932	4.43%	59,610	806	5.42%
Federal funds sold	23,986	213	3.56%	25,095	277	4.43%
Total interest-earning assets	$2,015,991	$34,357	6.84%	$1,958,869	$33,507	6.86%
Other assets	116,675			131,656
Total assets	$2,132,666			$2,090,525
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$112,579	$1,004	3.58%	$172,221	$2,118	4.93%
Savings and NOW deposits	119,163	391	1.32%	47,767	190	1.60%
Money market deposits	479,267	4,707	3.94%	463,641	5,542	4.79%
Time deposits	784,824	8,595	4.39%	715,777	9,010	5.05%
Total interest-bearing deposits	$1,495,833	$14,697	3.94%	$1,399,406	$16,860	4.83%
Federal funds purchased	1	—	—	13,298	191	5.76%
Subordinated debt, net	71,199	799	4.50%	72,802	820	4.52%
Total interest-bearing liabilities	$1,567,033	$15,496	3.97%	$1,485,506	$17,871	4.83%
Demand deposits and other liabilities	354,552			381,825
Total liabilities	$1,921,585			$1,867,331
Stockholders’ Equity	211,081			223,194
Total Liabilities and Stockholders’ Equity	$2,132,666			$2,090,525
Interest Rate Spread			2.87%			2.03%
Net Interest Income		$18,861			$15,636
Net Interest Margin			3.75%			3.20%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to "Unaudited Reconciliation of Certain Non-GAAP Financial Measures" for reconciliation of non-GAAP measures

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the six months ended June 30, 2025			For the six months ended June 30, 2024
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest-earning assets:
Loans (1)(2)	$1,834,314	$63,554	6.99%	$1,755,443	$62,238	7.11%
Securities:
Taxable	53,050	851	3.23%	55,708	865	3.11%
Tax-exempt	35,317	671	3.83%	37,068	681	3.68%
Interest-bearing deposits at other financial institutions	85,527	1,878	4.43%	62,931	1,694	5.40%
Federal funds sold	24,478	436	3.59%	25,418	570	4.50%
Total interest-earning assets	$2,032,686	$67,390	6.69%	$1,936,568	$66,048	6.84%
Other assets	111,326			127,430
Total assets	$2,144,012			$2,063,998
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$111,999	$2,052	3.69%	$159,234	$3,933	4.95%
Savings and NOW deposits	93,649	612	1.32%	45,993	347	1.51%
Money market deposit	508,319	9,983	3.96%	448,647	10,632	4.75%
Time deposits	791,399	17,626	4.49%	712,898	17,819	5.01%
Total interest-bearing deposits	$1,505,366	$30,273	4.06%	$1,366,772	$32,731	4.80%
Federal funds purchased	2,790	65	4.70%	10,386	298	5.75%
FHLB advances	—	—	—	1,648	46	5.60%
Subordinated debt, net	72,116	1,611	4.50%	72,752	1,640	4.52%
Total interest-bearing liabilities	$1,580,272	$31,949	4.08%	$1,451,558	$34,715	4.80%
Demand deposits and other liabilities	354,133			389,792
Total liabilities	$1,934,405			$1,841,350
Stockholders’ Equity	209,607			222,648
Total Liabilities and Stockholders’ Equity	$2,144,012			$2,063,998
Interest Rate Spread			2.61%			2.04%
Net Interest Income		$35,441			$31,333
Net Interest Margin			3.52%			3.24%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to "Unaudited Reconciliation of Certain Non-GAAP Financial Measures" for reconciliation of non-GAAP measures

UNAUDITED SUMMARY FINANCIAL DATA

(Dollars in thousands except share and per share data)

	At or For the Three Months Ended		At or For the Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
Per share Data and Shares Outstanding
Earnings per common share (basic and diluted)	$0.53	$0.27	$0.78	$0.64
Book value per common share	$24.17	$25.99	$24.17	$25.99
Tangible book value per common share(2)	$24.17	$23.72	$24.17	$23.72
Weighted average common shares (basic and diluted)	7,704,677	7,608,389	7,670,623	7,610,188
Common shares outstanding at end of period	7,704,037	7,598,529	7,704,037	7,598,529
Performance Ratios
Return on average assets (annualized)	0.86%	0.50%	0.66%	0.58%
Return on average equity (annualized)	8.72%	4.70%	6.78%	5.34%
Return on average tangible common equity (annualized)	8.84%	4.64%	6.60%	5.00%
Yield on earning assets (FTE)(2) (annualized)	6.84%	6.86%	6.69%	6.84%
Cost of interest bearing liabilities (annualized)	3.97%	4.83%	4.08%	4.80%
Net interest spread (FTE)(2) (annualized)	2.87%	2.03%	2.61%	2.04%
Net interest margin (FTE)(2) (annualized)	3.75%	3.20%	3.52%	3.24%
Non-interest income as a percentage of average assets (annualized)	0.20%	0.15%	0.19%	0.15%
Non-interest expense to average assets (annualized)	2.77%	2.46%	2.73%	2.46%
Efficiency ratio(3)	74.26%	78.60%	77.90%	77.30%
Asset Quality
Allowance for credit losses (ACL)
Beginning balance, ACL - loans	$19,460	$16,531	$19,450	$16,506
Add: recoveries	747	6	757	8
Less: charge-offs	(622)	(370)	(622)	(511)
Add: provision for (recovery of) credit losses - loans	(528)	931	(528)	1,095
Ending balance, ACL - loans	$19,057	$17,098	$19,057	$17,098

Beginning balance, reserve for unfunded commitment (RUC)	$287	$650	$287	$1,009
Add: recovery of unfunded commitments, net	(15)	(293)	(15)	(652)
Ending balance, RUC	$272	$357	$272	$357
Total allowance for credit losses	$19,329	$17,455	$19,329	$17,455

Allowance for credit losses on loans to total gross loans	1.07%	0.95%	1.07%	0.95%
Allowance for credit losses on loans to non-performing loans	2.01X	1.78X	2.01X	1.78X
Net charge-offs (recoveries) to average gross loans (annualized)	(0.03)%	0.08%	(0.01)%	0.06%
Concentration Ratios
Commercial real estate loans to total capital (4)	365.89%	367.24%	365.89%	367.24%
Construction loans to total capital (5)	108.84%	130.19%	108.84%	130.19%
Past due and Non-performing Assets
Loans 30-89 days past due and accruing to total gross loans	2.12%	0.81%	2.12%	0.81%
Loans 90 days past due and accruing to total gross loans	0.00%	0.00%	0.00%	0.00%
Non-accrual loans to total gross loans	0.40%	1.15%	0.40%	1.15%
Other real estate owned	$—	$—	$—	$—
Non-performing loans	$7,169	$20,691	$7,169	$20,691
Non-performing assets to total assets	0.34%	0.99%	0.34%	0.99%
Regulatory Capital Ratios (Bank only) (1)
Total risk-based capital ratio	16.44%	16.78%	16.44%	16.78%
Tier 1 risk-based capital ratio	15.39%	15.85%	15.39%	15.85%
Leverage ratio	13.21%	14.22%	13.21%	14.22%
Common equity tier 1 ratio	15.39%	15.85%	15.39%	15.85%
Other information
Common shares closing stock price	$18.90	$17.73	$18.90	$17.73
Tangible equity / tangible assets (2)	10.09%	9.99%	10.09%	9.99%
Average tangible equity / average tangible assets (2)	9.90%	9.97%	9.78%	10.10%
Number of full time equivalent employees	174	195	174	195
Number of full service branch offices	6	6	6	6

(1)	Regulatory capital ratios as of June 30, 2025 are preliminary
(2)	Refer to "Unaudited Reconciliation of Certain Non-GAAP Financial Measures" for reconciliation of non-GAAP measures
(3)	Efficiency ratio is calculated as non-interest expense as a percentage of net interest income and non-interest income
(4)	Commercial real estate includes only non-owner occupied, multifamily, and construction loans as a percentage of Bank capital
(5)	Construction loans as a percentage of Bank capital

Unaudited Reconciliation of Certain Non-GAAP Financial Measures

(Dollars In thousands)

	For the three months ended June 30,		For the six months ended June 30,
	2025	2024	2025	2024
Net interest margin (FTE)
Net interest income (GAAP)	$18,790	$15,565	$35,300	$31,190
FTE adjustment on tax-exempt securities	71	71	141	143
Net interest income (FTE) (non-GAAP)	18,861	15,636	35,441	31,333

Average interest earning assets	2,015,991	1,958,869	2,032,686	1,936,568
Net interest margin (GAAP)	3.74%	3.18%	3.50%	3.25%
Net interest margin (FTE) (non-GAAP)	3.75%	3.20%	3.52%	3.26%

	For the three months ended June 30,		For the six months ended June 30,
	2025	2024	2025	2024
Yield on earning assets (FTE)
Total interest income (GAAP)	$34,286	$33,436	$67,249	$65,905
FTE adjustment on tax-exempt securities	71	71	141	143
Total interest income (FTE) (non-GAAP)	34,357	33,507	67,390	66,048

Average interest earning assets	2,015,991	1,958,869	2,032,686	1,936,568
Yield on earning assets (GAAP)	6.82%	6.85%	6.67%	6.83%
Yield on earning assets (FTE) (non-GAAP)	6.84%	6.86%	6.69%	6.84%

	For the three months ended June 30,		For the six months ended June 30,
	2025	2024	2025	2024
Net interest spread (FTE)
Yield on earning assets (GAAP)	6.82%	6.85%	6.67%	6.83%
Yield on earning assets (FTE) (non-GAAP)	6.84%	6.86%	6.69%	6.84%

Yield on interest-bearing liabilities (GAAP)	3.97%	4.83%	4.08%	4.80%

Net interest spread (GAAP)	2.85%	2.02%	2.59%	2.03%
Net interest spread (FTE) (non-GAAP)	2.87%	2.04%	2.61%	2.04%

	As of June 30,		As of June 30,
	2025	2024	2025	2024
Tangible common stockholders' equity
Total stockholders equity (GAAP)	$213,470	$224,715	$213,470	$224,715
Less: intangible assets	—	(17,205)	—	(17,205)
Tangible stockholders' equity (non-GAAP)	213,470	207,510	$213,470	207,510
Less: preferred stock	(27,263)	(27,263)	(27,263)	(27,263)
Tangible common stockholders' equity (non-GAAP)	186,207	180,247	186,207	180,247

Common shares outstanding	7,704,037	7,598,529	7,704,037	7,598,529
Tangible book value per common share (non-GAAP)	$24.17	$23.72	$24.17	$23.72

	As of June 30,		As of June 30,
	2025	2024	2025	2024
Stockholders equity, adjusted
Total stockholders equity (GAAP)	$213,470	$224,715	$213,470	$224,715
Less: intangible assets	—	(17,205)	—	(17,205)
Total tangible stockholders equity (non-GAAP)	213,470	207,510	213,470	207,510

	As of June 30,		As of June 30,
	2025	2024	2025	2024
Total tangible assets
Total assets (GAAP)	$2,114,781	$2,093,746	$2,114,781	$2,093,746
Less: intangible assets	—	(17,205)	—	(17,205)
Total tangible assets (non-GAAP)	2,114,781	2,076,541	2,114,781	2,076,541

	For the three months ended June 30,		For the six months ended June 30,
	2025	2024	2025	2024
Average tangible stockholders' equity
Total average stockholders' equity (GAAP)	$211,081	$223,194	$209,607	$222,648
Less: average intangible assets	—	(16,386)	—	(15,732)
Total average tangible stockholders' equity (non-GAAP)	211,081	206,808	209,607	206,916

	For the three months ended June 30,		For the six months ended June 30,
	2025	2024	2025	2024
Average tangible assets
Total average assets (GAAP)	$2,132,666	$2,090,525	$2,144,012	$2,063,998
Less: average intangible assets	—	(16,386)	—	(15,732)
Total average tangible assets (non-GAAP)	2,132,666	2,074,139	2,144,012	2,048,266